                              EMPLOYMENT AGREEMENT
                          BETWEEN JAMES S. MURPHY AND
                         HYPERTENSION DIAGNOSTICS, INC.


     THIS AGREEMENT is made and entered into as of the 1st day of July, 1997, by and between HYPERTENSION DIAGNOSTICS, INC. (the "COMPANY") a Minnesota corporation and JAMES S. MURPHY (the "EMPLOYEE").

          WHEREAS, Company desires to retain the Employee to be its Vice President of Finance and Chief Financial Officer and Employee desires to be the Company's Vice President of Finance and Chief Financial Officer; and

          WHEREAS, the Employee has represented to the Company that, except as specifically stated at the end hereof, Employee is not a party to any other agreement or has any obligation which will interfere with or be in conflict with the Employee's ability to fully comply with all terms and conditions hereof;

          NOW, THEREFORE, in consideration of the foregoing promises, the mutual covenants and obligations of this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. EMPLOYMENT. Subject to all of the terms and conditions of this Agreement, Company hereby employs Employee and Employee hereby accepts employment with Company as its Vice President of Finance and Chief Financial Officer ("CFO");

          2. DUTIES. Employee will devote sufficient business hours to, and make the best use of his energy, knowledge and training in, performing his duties within the general guidelines established by the Company.

          3. TERM. The term of this Agreement shall be from July 1, 1997 through June 30, 1999. This Agreement may be extended beyond June 30, 1999 by mutual agreement of the parties. This Agreement may be terminated for any of the reasons set forth in Section 9 below. In addition, the parties may, at any time, mutually agree to terminate this Agreement. Payments to Employee upon termination will be made by Company as set forth in Section 10 below.

          4. COMPENSATION. As compensation for all of Employee's services under this Agreement, Company agrees to provide Employee the following compensation:

               a. BASE SALARY. It is expected that performance of this Agreement will require Employee to provide full-time services to the Company, that is, at least 40 hours per week. Employee's base salary (the "BASE SALARY") shall be $76,800 annually, subject to adjustments, if any, to increase same by the Board of Directors following an annual review in June 1998, payable in accordance with Company's standard payroll practices, withholdings and deductions.

               b. STOCK OPTIONS. Employee is entitled to certain incentive stock options under this Agreement, which are more fully described in
     Exhibit 1 to this Agreement.

          5. INSURANCE AND BENEFITS. Employee shall be entitled to contributory participation in all life insurance, major medical health insurance, dental insurance, disability insurance, and other benefit plans of Company as may be approved from time to time by the Board of Directors of Company.

          6. REIMBURSEMENT OF BUSINESS EXPENSES. Company shall, in accordance with, and to the extent of, its policies in effect from time to time, bear all ordinary and necessary business expenses incurred by the Employee in performing his duties as an employee of Company, provided that Employee accounts promptly for such expense to Company in the manner prescribed from time to time by Company.

          7. WITHHOLDINGS. Company may make such withholdings, deductions or payments from sums payable to Employee under this Agreement as are required or permitted by law.

          8.   VACATION.  Employee shall be entitled to a minimum of three
(3) weeks paid vacation each calendar year. Vacation shall accumulate, so that if the full vacation is not taken in a particular year, any unused portion will be carried into the following year(s). Upon termination of employment, Employee shall be paid for all accrued but unused vacation days at a daily rate equivalent to the amount obtained by dividing 360 days into his then current Base Salary.

          9. TERMINATION. This Agreement and Employee's employment may be terminated by the Company if the Company determines, in good faith, that the Employee is not meeting performance expectations, standards or objectives.
If the Company terminates this Agreement for performance reasons, it will provide Employee with thirty (30) days' notice (which notice will contain, in reasonable detail, the reasons for such termination), but the Company reserves the right to, at its option, terminate Employee's employment immediately by delivering one month's pay with the termination notice. This Agreement may also be terminated for any of the following reasons:

               a. DEATH. In the event of the Employee's death, Base Salary shall terminate as of the end of the sixth (6th) month following the Employee's death.

               b. DISABILITY. In the event of disability, the Employee's Base Salary shall be terminated as of the end of the month in which the last day of the six (6) month period of Employee's inability to perform his duties occurs. Employee shall be presumed to have such a disability for the purpose of this Agreement if Employee is substantially incapable of performing his duties for a period of more than eight (8) weeks.

               c. VOLUNTARY TERMINATION. The Employee may, upon thirty (30) days written notice, terminate this Agreement and Employee's employment.

               d. EXPIRATION OF AGREEMENT. Unless otherwise mutually agreed by the parties, the Agreement will expire at the close of business June 30, 1999.

          10. PAYMENTS UPON TERMINATION. If this Agreement and Employee's employment are terminated pursuant to Section 9 above, Employee shall be paid the following: (i) his Base Salary through the date of termination; and (ii) any unpaid expense reimbursement. If Employee is terminated for any other reason, Employee shall be paid the following: (i) his Base Salary through June 30, 1999; and (ii) any unpaid expense reimbursement.

          11. NON-DISCLOSURE OF TRADE SECRETS AND CONFIDENTIAL INFORMATION. Employee shall not during the term of his employment or at any time thereafter divulge, furnish or make accessible to anyone or use in any way other than for the benefit of the Company in the ordinary course of business of the Company any trade secrets or confidential information of the Company which the Employee has acquired or has become acquainted with or will acquire or become acquainted with during the term of his employment, whether developed by Employee or by others. Confidential information includes any information or compilation of information that derives independent economic value from not being generally known or readily ascertainable by proper means by other persons and which relates to any aspect of the Company's business, including, but not limited to, trade secret information relating to the Company's scientific technology, processes, systems and products; research and development; the Company philosophies and strategies; vendor and customer lists. All information disclosed to the Employee, or to which he obtains access, whether originated by Employee or by others, during the period of his employment, which he has reasonable basis to believe to be confidential information, or which is treated by the Company as being confidential information, shall be presumed to be confidential information.

          12. CONFLICT OF INTERESTS. During the term of this Employment Agreement, Employee agrees to avoid relationships with individuals or businesses which might impair or appear to impair the proper performance of his responsibilities. During the term of this Employment Agreement, Employee is prohibited from engaging in gainful work or other activities in conflict with his job responsibilities at the Company if such activity:

          - Competes with the Company or provides services or assistance to a competitor.

          - Interferes in any way with his Company duties, such as requiring Company time or facilities.

          - Embarrasses or interferes with the Company's ability to meet with its objectives.

          13. SEVERABILITY. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision of this Agreement shall be unaffected and shall continue in full force and effect. Notwithstanding the foregoing, in the event that any provision of this Agreement is unenforceable because it is over broad, then such provision shall be limited to the extent necessary to make it enforceable under applicable law and enforced as so limited. The Employee acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement be given the construction which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.

          14. MINNESOTA LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

          15. WAIVER. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by either party.

          16. ENTIRE AGREEMENT. This Agreement, including Exhibit 1, supersedes any prior employment agreements between the parties and contains the entire Agreement of the parties with respect to employment and employment issues. There are no terms other than those contained herein. No amendment or modification of this Agreement shall be deemed effective unless or until executed in writing by the parties hereto with the same formality attending execution of this Agreement.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Employee has signed this Agreement as of the day and year first above written.

                              HYPERTENSION DIAGNOSTICS, INC.


                              By /s/ Melville R. Bois
                                ----------------------------------------------
                                      Melville R. Bois, President

                                        "COMPANY"


                               /s/ James S. Murphy
                              ------------------------------------------------
                              JAMES S. MURPHY

                                        "EMPLOYEE"

                              ###-##-####
                              ------------------------------------------------
                              Social Security Number

                                                                       EXHIBIT 1

                            HYPERTENSION DIAGNOSTICS, INC.

                    1995 LONG TERM INCENTIVE AND STOCK OPTION PLAN

                            NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address:
James S. Murphy
8670 Black Maple Drive
Eden Prairie, MN 55344


     You have been granted an option to purchase Common Stock of Hypertension Diagnostics, Inc. (the "Company") as follows:

     GRANT NUMBER:                             4
                                             -----

     OPTION PRICE PER SHARE:                 $2.00

     TOTAL NUMBER OF SHARES GRANTED:         53,100 Shares

     DATE OF GRANT:                          July 1, 1997


     TYPE OF OPTION:                           X  Incentive Stock Option
                                             ---- Nonstatutory Stock Option

     TERM/EXPIRATION DATE:                   06/30/2006


     VESTING SCHEDULE:                DATE OF VESTING       NUMBER OF SHARES
                                      ---------------       ----------------
                                   July 31, 1997                 1,106
                                   August 31, 1997               1,106
                                   September 30, 1997            1,106
                                   October 31, 1997              1,107
                                   November 30, 1997             1,106
                                   December 31, 1997             1,106
                                   January 31, 1998              1,106
                                   February 28, 1998             1,107
                                   March 31, 1998                1,106
                                   April 30, 1998                1,106
                                   May 31, 1998                  1,106
                                   June 30, 1998                 1,107
                                   July 31, 1998                 1,106
                                   August 31, 1998               1,106
                                   September 30, 1998            1,106
                                   October 31, 1998              1,107
                                   November 30, 1998             1,106
                                   December 31, 1998             1,106
                                   January 31, 1999              1,106



     VESTING SCHEDULE:                DATE OF VESTING       NUMBER OF SHARES
                                      ---------------       ----------------

                                   February 28, 1999             1,107
                                   March 31, 1999                1,106
                                   April 30, 1999                1,106
                                   May 31, 1999                  1,106
                                   June 30, 1999                 1,107
                                   July 31, 1999                 1,106
                                   August 31, 1999               1,106
                                   September 30, 1999            1,106
                                   October 31, 1999              1,107
                                   November 30, 1999             1,106
                                   December 31, 1999             1,106
                                   January 31, 2000              1,106
                                   February 29, 2000             1,107
                                   March 31, 2000                1,106
                                   April 30, 2000                1,106
                                   May 31, 2000                  1,106
                                   June 30, 2000                 1,107
                                   July 31, 2000                 1,106
                                   August 31, 2000               1,106
                                   September 30, 2000            1,106
                                   October 31, 2000              1,107
                                   November 30, 2000             1,106
                                   December 31, 2000             1,106
                                   January 31, 2001              1,106
                                   February 28, 2001             1,107
                                   March 31, 2001                1,106
                                   April 30, 2001                1,106
                                   May 31, 2001                  1,106
                                   June 30, 2001                 1,107
                                                                 -----

                                        Total                   53.100
                                                                ------
                                                                ------


                    If Optionee's employment is terminated pursuant to Section 9 of the Employment Agreement between James S. Murphy and Hypertension Diagnostics, Inc. dated as of July 1, 1997 (the "EMPLOYMENT AGREEMENT"), Optionee shall vest in the scheduled option shares through the date of termination of employment. If the Company terminates the Optionee's employment pursuant to Section 9 of the Employment Agreement, by delivering one month's pay with the termination notice, Optionee shall be vested in the scheduled option shares through the date covering such one-month pay. If Optionee's employment is terminated for any other reason than pursuant to Section 9 of the Employment Agreement, Optionee shall receive full vesting of all unvested portions of the scheduled option shares as of the Optionee's termination date.

TERMINATION PERIOD: Option may be exercised after termination of employment except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

                    By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1995 Long Term Incentive and Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.



OPTIONEE:                          HYPERTENSION DIAGNOSTICS, INC.

                                   By:
--------------------                  -------------------------------------
Signature                                    Melville R. Bois

James S. Murphy                    Title:    President
--------------------
Print Name

                            HYPERTENSION DIAGNOSTICS, INC.

                    1995 LONG TERM INCENTIVE AND STOCK OPTION PLAN

                                STOCK OPTION AGREEMENT


     1. GRANT OF OPTION. Hypertension Diagnostics, Inc., a Minnesota corporation (the "COMPANY"), hereby grants to James S. Murphy (the "Optionee") named in the Notice of Stock Option Grant dated July 1, 1997, an option (the "OPTION") to purchase a total number of shares of Common Stock (the "SHARES") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of the 1995 Long Term Incentive and Stock Option Plan (the "PLAN") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

          If designated an Incentive Stock Option, this option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 7 of the Plan as follows:

          (i)  RIGHT TO EXERCISE.

               (a)  This Option may not be exercised for a fraction of a share.

               (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by
     Section 6 below and Section 7 of the Plan, subject to the limitation contained in subsection 2(i)(c).

               (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

          (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

     4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          i.   cash; or

          ii.  check; or

          iii. surrender of other shares of Common Stock of the Company which
     (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the option is being exercised; or

          iv. delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled pursuant hereto or under the terms set forth in the Notice of Stock Option Grant, exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. TAX CONSEQUENCES. The exercise of this Option, and the subsequent sale or disposition of Shares thus acquired, shall have income tax consequences for the Optionee, and it is Optionee's responsibility to determine any such income tax liability.

                              HYPERTENSION DIAGNOSTICS, INC.
                              a Minnesota corporation

                              By:
                                 ---------------------------------------------
                                   Melville R. Bois, President


OPTIONEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE PROVIDED IN OPTIONEE'S EMPLOYMENT AGREEMENT OR NOTICE OF STOCK OPTION GRANT, THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.


Dated:
      ------------------           ---------------------------------------------
                                        Optionee

                                  CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                        ---------------------------------------
                                        Spouse of Optionee

                                      EXHIBIT A

                    1995 LONG TERM INCENTIVE AND STOCK OPTION PLAN

                                   EXERCISE NOTICE


---------------
---------------
---------------

     1.   EXERCISE OF OPTION.  Effective as of today,
, 19   , the undersigned ("OPTIONEE") hereby elects to exercise Optionee's
option to purchase                  shares of the Common Stock (the "SHARES") of
Hypertension Diagnostics, Inc. (the "COMPANY") under and pursuant to the Company's 1995 Long Term Incentive and Stock Option Plan (the "PLAN") and the
[  ] Incentive [   ] Nonstatutory Stock Option Agreement dated __________, 1996
(the "OPTION AGREEMENT").

     2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

     3. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

     Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificates) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     6. MARKET STANDOFF AGREEMENT. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company become effective under the 1933 Act which include securities be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject t trial foregoing restrictions until the end of such 180-day period.

     7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall, be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     9. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     11. ENTIRE AGREEMENT. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by Minnesota law except for that body of law pertaining to conflict of laws.


Submitted by:                      Accepted by:

OPTIONEE:                          Hypertension Diagnostics, Inc.

                                   By:
                                      ----------------------------------------

                                   Its:
-------------------------              ---------------------------------------
         (Signature)

ADDRESS:                           ADDRESS:


-------------------------          -------------------------------------------

-------------------------          -------------------------------------------

                                      EXHIBIT B

                         INVESTMENT REPRESENTATION STATEMENT

OPTIONEE  :

COMPANY   :    Hypertension Diagnostics, Inc.

SECURITY  :    Common Stock

AMOUNT    :

DATE :

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a nonpublic offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things:
(1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (d) Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; PROVIDED HOWEVER that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

          (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


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

                                        Signature of Optionee:


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                                        Date:                          19
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